SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 13, 2006
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                           The New York Times Company
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             (Exact name of Registrant as Specified in Its Charter)


New York                              1-5837                 13-1102020
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(State or Other Jurisdiction       (Commission              (IRS Employer
 of Incorporation)                 File Number)             Identification No.)


229 West 43rd Street, New York, New York                     10036
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (212) 556-1234
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02  Results of Operations and Financial Condition

     On April 13, 2006, The New York Times Company (the "Company") issued a press release announcing the Company's earnings for the first quarter ended March 26, 2006. On April 13, 2006, the Company also issued a press release announcing the Company's revenues for March 2006. Copies of these press releases are furnished as exhibits to this Form 8-K.


ITEM 9.01  Financial Statements and Exhibits

     (d) Exhibits

Exhibit 99.1     The New York Times Company Earnings Press Release
                  dated April 13, 2006

Exhibit 99.2     The New York Times Company March Revenues Press Release
                  dated April 13, 2006



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE NEW YORK TIMES COMPANY



Date: April 13, 2006                       By: /s/ Rhonda L. Brauer
                                               ---------------------------------
                                               Rhonda L. Brauer
                                               Secretary and Corporate
                                               Governance Officer


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                                  Exhibit List


Exhibit 99.1     The New York Times Company Earnings Press Release
                   dated April 13, 2006

Exhibit 99.2     The New York Times Company March Revenues Press Release
                   dated April 13, 2006